                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                     J. B. HUNT TRANSPORT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                      J. B. HUNT TRANSPORT SERVICES, INC.
                         615 J. B. HUNT CORPORATE DRIVE
                            LOWELL, ARKANSAS   72745


                         NOTICE AND PROXY STATEMENT FOR
                          ANNUAL STOCKHOLDERS' MEETING

                          ___________________________


                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING

                    TO BE HELD ON MAY 9, 1996 AT 10:00 A.M.



   The Annual Meeting of Stockholders of J. B. Hunt Transport Services, Inc. (the "Company") will be held May 9, 1996 at 10:00 a.m. (CST) at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas for the following purposes:

 (1) To elect ten (10) directors and to fix the number of directors for the ensuing year at ten (10).

 (2) To approve the Chairman's Stock Option Incentive Plan

 (3) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the next fiscal year.

 (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record on March 11, 1996 will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the 1995 Annual Report to Stockholders is enclosed.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, the Board of Directors requests that you promptly complete, sign, date and mail the enclosed proxy. If you attend the meeting, you may vote either in person or by your proxy.

                              By Order of the Board of Directors


                                     JOHNELLE HUNT
                                        Secretary


Lowell, Arkansas
April 1, 1996


             YOUR VOTE IS IMPORTANT.  PLEASE DATE, SIGN AND RETURN
                           YOUR PROXY WITHOUT DELAY.

                      J. B. HUNT TRANSPORT SERVICES, INC.

                         615 J. B. HUNT CORPORATE DRIVE
                            LOWELL, ARKANSAS  72745



                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 1996



                                  INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of J. B. Hunt Transport Services, Inc. (the "Company"). The Proxy Statement, Form of Proxy and 1995 Annual Report are being mailed to the stockholders on or about April 1 1996. Proxies will be voted at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held May 9, 1996 at 10:00 a.m. at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas; and at any and all adjournments thereof. The meeting will be held for the purposes set forth in the notice of such meeting on the cover page hereof. The telephone number of the Company is (501) 820-0000. A proxy, when executed and not revoked, will be voted in accordance with the authorization contained therein. Unless a stockholder specifies otherwise on the Form of Proxy, all shares represented thereby will be voted in favor of the proposals of the Board of Directors discussed herein.



                             REVOCATION OF PROXIES

          A Form of Proxy for use at the Annual Meeting is enclosed together with a return envelope. Any stockholder who executes and delivers his proxy has the right to revoke it at any time before it is exercised. Revocation of a proxy may be effected by filing a written statement with the Secretary of the Company revoking the proxy, by executing and delivering to the Company a subsequent proxy before the meeting, or by voting in person at the meeting.



                      OUTSTANDING STOCK AND VOTING RIGHTS

          The outstanding shares of stock of the Company as of March 11, 1996 total 38,030,994, all Common Stock, $.01 par value. At the meeting, each stockholder will be entitled to one vote, in person or by proxy, for each share of stock owned of record at the close of business on March 11, 1996. The stock transfer books of the Company will not be closed. With respect to the election of directors, each stockholder of the Company, or his proxy if one is appointed, has voting rights under the laws of the State of Arkansas. That is, each stockholder, or his proxy, may vote his shares for one director, or may distribute votes on the same principle among as many nominees as he may desire. A stockholder may also withhold authority to vote for any nominee (or nominees) by striking through the name (or names) of such nominees on the accompanying Form of Proxy.

                              METHOD OF VOTING

          An affirmative vote of a majority of the votes present, in person or by proxy, is required to pass each of the items listed on the proxy to be voted upon except for the election of directors or the ratification of auditors. The election of directors will be approved if each director nominee receives a plurality of the votes cast. Ratification of auditors will also require a plurality of the votes cast. All proxies submitted will be tabulated by First Chicago Trust Company of New York.

          With respect to the election of directors, a stockholder may withhold authority to vote for all nominees by checking the box "withhold authority" on the enclosed proxy or may withhold authority by crossing out the name of such nominee or nominees as indicated on the enclosed proxy. The enclosed proxy also provides a method for stockholders to abstain from voting on each other matter presented. By abstaining, shares will not be voted either for or against the subject proposals, but will be counted for quorum purposes. While there may be instances in which a stockholder may wish to abstain from voting on any particular matter, the Board of Directors encourages all stockholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

          An abstention or a broker non-vote, i.e., when a stockholder does not grant his or her broker authority to vote his or her shares on non-routine matters, will have no effect on any item to be voted on at this meeting.

          On the date of mailing this Proxy Statement, the Board of Directors has no knowledge of any other matter which will come before the Annual Meeting other than matters described herein. However, if any such matter is properly presented at the meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.

                 REPORT OF ACTION TAKEN AT PRIOR ANNUAL MEETING
                        OF STOCKHOLDERS ON MAY 11, 1995

          The 1995 Annual Meeting was held on May 11, 1995. At that meeting
88.946 percent of eligible shares were voted. The ten nominees for the Board of Directors were elected by a vote of 99.623 percent of the total shares voted. The Amended Management Incentive Plan was approved by a vote of 93.977 percent of the shares voted.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

          The Board of Directors has recommended to the stockholders that the number of directors which shall be authorized to manage the affairs of the Company for the ensuing year shall be ten (10). The Board of Directors has submitted the following slate of directors for election at the Annual Meeting.

J. B. HUNT                                                         DIRECTOR 1961

 Age 69; Senior Chairman of the Board of Directors of the Company. Founder of the J. B. Hunt Company in 1961, he has served as Chairman of the Board from 1982 until May 16, 1995. Mr. Hunt is a director of the American Trucking Association Foundation, and the Texas Mexican Railway Company (a subsidiary of Transportacion Maritima Mexicana).

WAYNE GARRISON                                                     DIRECTOR 1981

 Age 43; assumed the responsibilities of Chairman of the Board May 16, 1995.
 Mr. Garrison joined the Company in 1976 as Plant Manager. He served the Company as Vice President of Finance in 1978, Executive Vice President in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from 1986 to 1991.

JOHNELLE HUNT                                                      DIRECTOR 1993

 Age 64; Secretary of the Company. She served as Credit Manager from 1962 to 1987, was elected Secretary-Treasurer in 1972 and served in that capacity until October 1988, at which time she was elected Secretary.

BRYAN HUNT                                                         DIRECTOR 1991

 Age 37; Vice Chairman and Assistant Secretary of the Board and Chief Operating Officer of the Van Division of J. B. Hunt Transport, Inc. Joining the Company through its Management Training Program in 1983, he served as an outside marketing representative in 1984 and as the Director of Personnel from 1985 to 1987. He was appointed Assistant to the Chairman of the Board in February 1988 and Assistant Secretary in October 1988.

KIRK THOMPSON                                                      DIRECTOR 1985

 Age 42; President and Chief Executive Officer of the Company. Mr. Thompson, a certified public accountant, joined the Company in 1973. Between 1978 and 1979 he was associated with KPMG Peat Marwick. Returning to the Company in 1979, he served as Vice President of Finance until 1984, Executive Vice President and Chief Financial Officer until 1985, President and Chief Operating Officer from 1986 until 1987 when he was elected President and Chief Executive Officer.

JOHN A. COOPER, JR.                                                DIRECTOR 1990

 Age 57; Chairman of the Board of Cooper Communities, Inc. (a community development company). He serves as a director on the Boards of Wal-Mart Stores, Inc. and Entergy Corporation.

FRED K. DARRAGH, JR.                                               DIRECTOR 1967

 Age 79; Managing Partner of Darragh Investment Company and former Chairman of the Board of the Darragh Company (a feed manufacturer with an integrated egg operation and construction material division).

GENE GEORGE                                                        DIRECTOR 1961

 Age 73; Chairman of the Board of George's Inc. (an integrated poultry company). He is also a director of First National Bank of Springdale, Arkansas Protein, and a member of the Board of Trustees for Springdale Memorial Hospital.

THOMAS L. HARDEMAN                                        DIRECTOR OCTOBER 1994

 Age 58; President of BTTB Investments, a private investment company. Retiring from United Parcel Service after 35 years, he served as Corporate Vice President from 1984 until his retirement in April 1994. He is the former Chairman of the Advisory Board for the Commercial Vehicle Safety Alliance, former board member of the Professional Truck Driver Institute of America, and served on the American Legislative Exchange Council and the State Government Affairs Council.

LLOYD E. PETERSON                                                  DIRECTOR 1990

 Age 83; Chairman of Peterson Farms, Inc. (an integrated poultry company, poultry breeder and cattle farm operation). He also serves as Chairman of the Board for Decatur State Bank and Director Emeritus of Grand Federal Bank.


  Under the terms of the Company's articles and Arkansas law, the Board of Directors can fix or change the number of directors by up to 30% of the number of directors last approved by the stockholders.

  Each of the foregoing nominees is currently serving as a director of the Company and each was elected at the last Annual Meeting. Johnelle Hunt is the wife of J. B. Hunt and Bryan Hunt is the son of J. B. and Johnelle Hunt. There are no other family relationships among the foregoing nominees.

  Under the bylaws of the Company, directors serve for a term to expire at the next Annual Meeting and until their successors shall have been elected and qualified.

  These ten (10) persons will be placed in nomination for election to the Board of Directors. The shares represented by the proxy cards returned will be voted "FOR" the election of these nominees unless you specify otherwise.

                                BOARD COMMITTEES

  The business of the Company is managed under the direction of the Board of Directors, which meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters which require Board approval. Special meetings are also held when Board action is required on matters arising between regularly scheduled meetings. The Board of Directors met eight times during the 1995 fiscal year. During this period all members of the Board participated in at least 75% of all meetings including the Annual Meeting.

  The Board of Directors has established Executive, Audit and Compensation Committees to direct attention to specific subjects and to act on its behalf in discharging its responsibilities.

  EXECUTIVE COMMITTEE. The Executive Committee is comprised of Messrs. J. B. Hunt, Garrison and Peterson. The Committee has broad power to act for and on behalf of the Board of Directors between the regularly scheduled meetings of the Board of Directors.

  AUDIT COMMITTEE. The Audit Committee, which met once during the year, is comprised of Messrs. George, (Chairman) Peterson and Thompson. The Committee's responsibilities are to oversee the Company's internal accounting controls, select independent auditors, review the annual audit plan with the independent auditors, review the annual report and results of the audit, review management's engagement of the independent auditors, and optionally, to provide a letter from the Chairman in the stockholder's annual report describing the Committee's responsibilities and activities.

  COMPENSATION COMMITTEE. The Compensation Committee, which met twice during the year, is comprised of Messrs. Cooper (Chairman), Darragh, and Hardeman. The Committee's responsibilities are to oversee and recommend to the Board of Directors all aspects of executive compensation and provide performance based compensation criteria designed to satisfy the definition of qualifying compensation for deductibility under Section 162(m) of the Internal

Revenue Code. A report follows, prepared by the Compensation Committee, discussing the Company's policies towards executive compensation.


  COMPENSATION OF DIRECTORS.   Directors of the Company were paid $2,500 per
board meeting attended and $500 for committee attendance.  Outside directors
were reimbursed for their travel expenses.   Beginning July 20, 1995, outside
directors of the Company were paid $3,000 for each board meeting attended, $1,000 for each committee meeting attended and $2,000 for each committee meeting chaired. Inside directors (who are also employees) were not compensated for meetings attended. In addition, each outside director was paid $15,000 in Company stock (or 852 shares on July 20, 1995) as an annual retainer.

  The Company does not have a standing nominating committee. The Board nominates persons to stand for election as directors. The Board will consider suggestions for names of possible future nominees made in writing by stockholders and sent to the Secretary of the Company if they are received on or before December 31st
of any year.   Stockholders may, however, nominate and vote for any legally qualified person for election to the Board of Directors.

                               EXECUTIVE OFFICERS

The Company's executive officers are:

NAME                         AGE        POSITION WITH COMPANY
---------------------------  ---  ----------------------------------------------

J. B. Hunt (1)                69  Senior Chairman of the Board; Director
Wayne Garrison (1)            43  Chairman of the Board; Director
Bryan Hunt  (1)               37  Vice Chairman of the Board and Assistant
                                   Secretary; Chief Operating Officer, Van
                                   Division; Director
Johnelle Hunt (1)             64  Secretary; Director
Kirk Thompson (1)             42  President and Chief Executive Officer;
                                   Director
Paul R. Bergant (2)           49  Executive Vice President, Marketing
Stephen L. Palmer (3)         41  Executive Vice President, Human Resources and
                                   Risk Management
Bob D. Ralston (4)            49  Executive Vice President, Maintenance
Jerry W. Walton (5)           49  Executive Vice President, Finance and Chief
                                   Financial Officer

(1)  See "Election of Directors" for information.
(2) Mr. Bergant joined the Company in 1978 as a staff ICC attorney. He was promoted to Executive Vice President of Marketing in 1985.
(3) Mr. Palmer joined the Company in 1980 as Fuel Coordinator. Working in the Human Resources Department since 1982, he has served the Company as Executive Vice President of Human Resources and Risk Management since 1988.
(4) Mr. Ralston joined the Company in 1978 as Shop Foreman. He has served as Executive Vice President of Maintenance since 1989.
(5) Mr. Walton joined the Company October 1, 1991 as Executive Vice President of Finance and Chief Financial Officer. Prior to joining the Company, Mr. Walton was a partner with KPMG Peat Marwick.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                    OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The authorized Common Stock of the Company consists of 100,000,000 shares, $.01 par value. As of the close of business on March 11, 1996 there were 38,030,994 shares outstanding held by 2,257 stockholders of record.

        The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each director of the Company, by each person known to the Company to be, at February 29, 1996, the beneficial owner of more than five percent of the Company's Common Stock, by each named executive officer (Exhibits I, II and III), and by all officers and directors as a group.

                                        BENEFICIAL       OWNERSHIP
                                        --------------------------
DIRECTORS AND OFFICERS                  SHARES           PERCENT (11)
--------------------------              ----------       ------------

J. B. Hunt (1)                          5,179,744            39.9
Wayne Garrison (2)                      1,734,826             4.6
Kirk Thompson (3)                         209,250               *
John A. Cooper, Jr.                         7,352               *
Fred K. Darragh, Jr. (4)                  264,548               *
Gene George (5)                         1,170,366             3.1
Thomas L. Hardeman                            852               *
Bryan Hunt (6)                            239,191               *
Johnelle Hunt                              24,321               *
Lloyd E. Peterson                       1,275,852             3.4
Jerry W. Walton (7)                        56,424               *

All executive officers and directors   20,458,221            53.8
as a group (14 persons) (8)

*Less than 1 percent

OTHER PRINCIPAL STOCKHOLDERS
----------------------------

FMR Corp.  (9)                          4,283,000            11.3
82 Devonshire Street, Boston, MA

INVESCO PLC (10)                        3,360,450             8.8
11 Devonshire Square, London, England

  (1) Mr. Hunt's address is 615 J. B. Hunt Corporate Drive, Lowell, Arkansas 72745. Includes 12,527,652 shares owned by Mr. Hunt in a family limited liability company.
  (2) Includes shares owned by immediate family.
  (3) Includes options to purchase 30,300 shares exercisable as of February 29, 1996.
  (4) Shares owned by the Frederick K. Darragh, Jr. Revocable Trust, Frederick
      K. Darragh, Jr., Trustee.
  (5) Includes 730,989 shares owned by a partnership of which Mr. George is a general partner and 439,377 shares owned by Mr. George in a limited partnership.
  (6) Includes shares owned by immediate family and options to purchase 6,550 shares exercisable as of February 29, 1996.
  (7) Includes 8,480 shares held in trust in which Mr. Walton is designated as the trustee and options to purchase 1,800 shares exerciseable as of February 29, 1996. 22,500 shares are subject to restriction on resale until October 1996.
  (8) Includes options to purchase 49,350 shares exercisable as of February 29, 1996.

 (9) Based on Schedule 13G filed by the indicated party. In said filing, beneficial ownership of such shares was disclaimed by FMR Corp. The amount and percentage of shares was reported by the company on February 14, 1996.
(10) Based on Schedule 13G filed by the indicated party. In said filing, beneficial ownership of such shares was disclaimed by INVESCO PLC. The amount and percentage of shares was reported by the company on February 10, 1996.
(11) The percentages are based upon 38,030,994 shares which equal the outstanding shares of the Company as of March 11, 1996.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

          On June 24, 1992 the Securities and Exchange Commission ("SEC") published for public comment proposed new rules for executive compensation disclosure. These proposals are intended to provide stockholders a clear and concise presentation of the compensation paid to executive officers and to make clear the directors' reasoning in fundamental compensation decisions.

          The following table shows all cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Senior Chairman, Chairman (as two of the four highest paid executives other than the Chief Executive Officer), the Chief Executive Officer, and the two highest paid officers of the Company for such period in all capacities in which they served.

EXHIBIT I

                           SUMMARY COMPENSATION TABLE

                                                                 Long-Term Compensation
                                                                 ----------------------
                          Annual Compensation                     Awards        Payouts
                          -------------------                     ------        -------
                                                                        Securities
                                                    Annual  Restricted  Underlying            All other
Name and                                            Compen-   Stock     Options/     LTIP      Compen-
Principal                              Bonus ($)    sation   Award(s)   SARs (#)    Payouts    sation
Position          Year    Salary ($)      (1)         ($)    ($)  (2)      (3)        ($)     ($)   (4)
----------------  ------  ----------   ---------    -------  --------   ----------  -------   ---------
J. B. Hunt         1995    520,673            0       N/A         N/A       N/A         N/A    43,318
Sr. Chairman       1994    750,000      133,125       N/A         N/A       N/A         N/A    36,867
                   1993    750,000       96,590       N/A         N/A       N/A         N/A    34,812

Wayne Garrison     1995    229,327            0       N/A         N/A       N/A         N/A    12,240
Chairman           1994        N/A          N/A       N/A         N/A       N/A         N/A       N/A
                   1993        N/A          N/A       N/A         N/A       N/A         N/A       N/A

Kirk Thompson      1995    400,000            0       N/A         N/A     100,000       N/A    12,240
President and      1994    400,000       71,000       N/A      144,500     33,000    54,844    11,828
CEO                1993    396,398       55,195       N/A      325,500        N/A    82,266    13,043

Bryan Hunt         1995    260,000            0       N/A          N/A    100,000       N/A    12,240
Vice Chairman      1994    227,690       39,937       N/A      105,450     16,000    12,500    11,828
and Assistant      1993    212,851       25,290       N/A      162,000        N/A    18,750    13,043
Secretary

Jerry Walton       1995    250,000            0       N/A          N/A     70,000       N/A    12,240
Executive VP       1994    250,000       44,375       N/A       68,000     18,000       N/A    12,098
Finance and        1993    250,000       35,000       N/A      202,500        N/A       N/A    13,157
CFO

(1) There was no bonus earned for fiscal year 1995. All bonuses are reported in the year in which the bonus was earned.

(2) No restricted stock awards were made in fiscal year 1995. The value of the restricted stock awards at the end of the last fiscal year were $628,963, $243,378, and $618,075 for Messrs. Thompson, Hunt and Walton respectively. Such value is determined by the closing market price for the stock at the end of fiscal 1995. The number of restricted stock awards held by Messrs. Thompson, Hunt and Walton at the end of the last fiscal year were 37,550, 14,530 and 36,900 respectively. Shares vest over a four-year period in 10, 20, 30 and 40% increments with the exception of 22,500 shares for Mr. Walton which vest October 1, 1996. Dividends are payable on all shares.

(3) There were no stock appreciation rights ("SARs") granted to the above named executives by the Company.

(4) Includes contributions to Company retirement plans on behalf of each of the executives in the amounts of $12,240.

     Also included in other compensation:

     The Company advances premiums on life insurance policies on the lives of Mr. and Mrs. J.B. Hunt. The Company has advanced $3,877,635 of premiums on these policies. The premium advances, plus accrued interest at market rates approximating $590,000 as of December 31, 1995, are a receivable to the Company from a trust which is the owner and beneficiary of the policy. During 1995, the Company paid premiums of $597,406 with respect to the life insurance policy, of which Mr. Hunt's share, as reported by the insurance carriers, consisted of $31,078.



EXHIBIT II


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                       Value of
                                                        Number of      Unexercised
                                                        Unexercised    In-the-Money
                                                        Options at     Options at
                                                        FY-End (#)     FY-End ($)

Name and           Shares Acquired                      Exercisable/   Exercisable/
Position           on Exercise (#)  Value Realized ($)  Unexercisable  Unexercisable
-----------------  ---------------  ------------------  -------------  -------------

J. B. Hunt               N/A                 N/A              N/A            N/A
Sr. Chairman                                                  N/A            N/A

Wayne Garrison           N/A                 N/A              N/A            N/A
Chairman                                                      N/A            N/A

Kirk Thompson         17,355             123,654           30,300  E           0  E
President and                                             132,700  U           0  U
CEO

Bryan Hunt                 0                   0           10,510  E      28,794  E
Vice Chairman                                             134,200  U      47,856  U
and Assistant
Secretary

Jerry Walton               0                   0            1,800  E           0  E
Executive VP                                               86,200  U           0  U
Finance and CFO

The above Exhibit reflects options only. The Company has no SARs at the present time.

EXHIBIT III

          OPTION GRANTS IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                  Number of
                                  Securities           Percent
                                  Underlying           of Total        Option                     Potential Realizable Value ($) (1)
Name and                          Options              Options         Price         Expiration   ----------------------------------
Position                          Granted              Granted         ($/Sh)           Date            5%            10%
---------------------------  -------------------   -------------   -------------  --------------  --------------  ------------------
J. B. Hunt                              N/A               N/A             N/A             N/A               N/A          N/A
Sr. Chairman

Wayne Garrison                    2,500,000 (2)         60.59          17.625         7/20/01        14,985,464   33,996,907
Chairman

Kirk Thompson                       100,000              2.42          17.625        11/02/06         1,251,973    3,266,118
President and
CEO

Bryan Hunt                           100,000             2.42          17.625         7/20/06         1,251,973    3,266,118
Vice Chairman
and Assistant
Secretary

Jerry Walton                          70,000             1.69          17.625         7/20/06           876,381    2,286,283
Executive VP
Finance and CFO

The above Exhibit reflects options only. The Company has no SARs at the present time.

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and are not an estimate or projection of future prices or appreciation of of the Company's Common Stock or the actual future value of these options.
(2) This assumes stockholder approval of the Chairman's Plan as described in this Proxy Statement.

                      REPORT OF THE COMPENSATION COMMITTEE
                           AND THE BOARD OF DIRECTORS


  The Compensation Committee of the Board of Directors was comprised during calendar year 1995 of Messrs. Cooper (Chairman), Darragh, and Hardeman, all
outside directors of the Company.   Members for the 1996 calendar year are
Messrs. Cooper, Darragh and Hardeman. In 1995 the Compensation Committee and the Board of Directors approved all executive officers' base compensation. The Compensation Committee met twice in 1995.

  In accordance with SEC rules designed to enhance disclosure of the Company's compensation, the following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee addressing the Company's compensation policy as it relates to the named officers for fiscal 1995 and performance based compensation for 1996.

  COMPENSATION POLICY. The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with the payment of equity-based incentive, is designed to attract and retain qualified executives and ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management, in general, are eligible for and do participate in incentive compensation plans.

  PERFORMANCE MEASURE.   In evaluating annual executive compensation the
Committee examines earnings per share (EPS), return on assets and equity, revenue growth, increased value to stockholders and return on sales. These factors are compared to corporate goals, prior performance and performance of the Company's peer group. While the Company is predominantly a truckload carrier, the Company believes performance should be compared with other major transportation companies.

  FISCAL 1995 COMPENSATION.   For fiscal 1995, the Company's executive
compensation program consisted of (i) base salary, (ii) performance based cash bonus, and (iii) Management Incentive Plan benefits.

  The peer group used for compensation decisions include some companies in the peer group selected for the performance graph. However, most of the companies used in the compensation process were top trucking and shipping companies and other top competitive, high performing companies which are leaders in their industries located in the Company's geographic area.

  As a group, the Company's executives base and total compensation generally falls within the range of the peer group.

  BASE SALARY. Executive base salaries were reviewed to determine if such salaries fall within the range of those persons holding comparably responsible positions at other companies. In reviewing base salaries national surveys prepared by third party consultants were utilized. The salary comparisons not only include the Company's peer group, but also include companies of similar size and complexity. Individual salaries are also based on other factors such as the individual's past performance and potential within the Company and the level and scope of responsibility.

  PERFORMANCE CASH BONUS. Performance cash bonuses are awarded quarterly to executives primarily based on the Company's return on sales. The amount of bonus paid is a percentage of the executive's salary. The bonus increases as a percentage of base salary as the Company's return on sales increases. No cash bonuses were paid relating to calendar 1995.

  PERFORMANCE BASED MANAGEMENT INCENTIVE PLAN. On March 17, 1989, the Board adopted the J. B. Hunt Transport Services, Inc. Management Incentive Plan (the "Plan"). The Plan consolidates all of the existing plans for payment of incentive compensation. Under the Plan, the Committee, the Chairman of the Board or the Chief Executive Officer of the Company, if so delegated, has authority to grant benefits to participants. Participation in the Plan is restricted to officers, directors, employees and consultants of the Company.

Factors used in establishing the size of awards granted under the Plan were as follows:

  1.   Level of responsibility of executive.
  2.   Level of existing stock ownership of executive.
  3.   Increased revenue and earnings of the Company.
  4.   Return on equity and assets of the Company.
  5.   Executive's long-term potential with the Company.
  6.   Debt/equity ratio of the Company.
  7. Operating ratio of the divisions and the return on sales of the Company as a whole.

          These factors were used in subjectively determining the amount of the stock awards. The Compensation Committee approved all executive stock awards for 1995.

          The Plan allows the Compensation Committee, the Chairman of the Board, or the Chief Executive Officer to make awards in the form of restricted stock, money credits, share units, performance units, stock options or SARs to eligible Plan participants. Any stock options or awards to be granted under the Plan are restricted to shares previously authorized for that purpose, i.e., 5,000,000 shares of Company stock. Since the Plan incorporates the 1984 Stock Option Plan, all options issued under the 1984 Plan are deducted from the 5,000,000 share limit to determine the number of options or awards that may be issued.
The Compensation Committee, or the Chairman of the Board or the Chief Executive Officer, as the case may be, is authorized to determine the amount, terms and conditions of any grant of incentive compensation under the Plan, subject to the plan limitations previously approved by the stockholders.

          Based on the above factors, the Company, approved by the Compensation Committee, granted 270,000 stock options at an exercise price of $17.625 per share to the top four executive officers in fiscal year 1995 other than Wayne Garrison's whose options are covered in a separate plan pending stockholder
approval.   The options vest over a period of ten years.

          SENIOR CHAIRMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION.
On May 16, 1995, Mr. J. B. Hunt assumed the position of Senior Chairman. Wayne Garrison, a member of the Board of Directors and former President and Chief Executive Officer, assumed the position of Chairman. The Committee has tried to set base salary and overall compensation for Messrs. Hunt, Garrison and Thompson competitively with companies of similar size and aligned with companies which lead their respective industries. The goal is to reward these executives for corporate performance in line with the interests of the stockholders.

          Cash bonuses for Messrs. Hunt, Garrison and Thompson are determined by the previously mentioned formula relating bonuses to quarterly return on sales. As the return on sales criteria was not met, no cash bonuses were paid.

          Subject to stockholder approval, and as subsequently described in this Proxy, Mr. Garrison was granted 2,500,000 options at $17.625 which vest in five years.

          In accordance with the Committee's policy of aligning executive interest with the interest of stockholders, Mr. Thompson was granted 100,000 options at $17.625 which vest over a ten year period.

          Relating to long-term compensation, Mr. Hunt, the founder of the Company and substantial stockholder, has never been granted any stock under the Management Incentive Plan.

          Messrs. Hunt, Garrison and Thompson's cash compensation is comparable to the NASDAQ peer group and other peer groups.

          Additionally, Messrs. Hunt, Garrison and Thompson participate in the Company's retirement plan.

          1996 PERFORMANCE BASED COMPENSATION. For fiscal year 1996, the Company's previously established cash bonus program for the above named executives that is in direct correlation to the Company's return on sales remains in place at the date of this filing. As returns on sales increase, the cash bonuses increase.

          SUMMARY. The Committee has adopted the philosophy of the Company, i.e., that linking executive compensation to corporate performance results in aligning compensation with corporate goals and stockholder interests.

                                 1995 COMPENSATION COMMITTEE
                                 John A. Cooper, Jr., Chairman
                                 Fred K. Darragh, Jr.
                                 Thomas L. Hardeman

                               PERFORMANCE GRAPH

          The following graph presents a five year comparison of cumulative total returns for the Company, the S&P 500 composite index and NASDAQ Trucking Stocks (CRSP Transportation Index). The CRSP Transportation Index was prepared by the Center for Research in Security Prices and includes all NASDAQ traded trucking companies classified under SIC codes 4200-4299. A listing of the companies included in the CRSP Transportation Index is available upon request from the Company. The values on the graph show the relative performance of an investment of $100 made on December 31, 1990 in Company Common Stock and in each of the indices.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                          J. B. HUNT, S&P 500, NASDAQ

                             [GRAPH APPEARS HERE]

              12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
------------------------------------------------------------------------
J. B. HUNT       100.0     173.6     203.6     205.5     136.2     151.3
------------------------------------------------------------------------
S&P 500          100.0     130.7     140.7     154.4     156.5     215.4
------------------------------------------------------------------------
NASDAQ           100.0     151.6     188.2     211.9     199.6     160.2
------------------------------------------------------------------------

                                  PROPOSAL TWO
         PROPOSAL TO APPROVE THE CHAIRMAN'S STOCK OPTION INCENTIVE PLAN


          On October 19, 1995, disinterested members of the Company's Board of Directors voted to adopt, subject to stockholder approval, the Chairman's Stock Option Incentive Plan (the "Chairman's Plan"). The purpose of the Chairman's Plan is to attract and retain the services of Mr. Wayne Garrison.
Mr. Garrison is the Chairman of the Board of Directors and a former President of the Company and has extensive experience and knowledge in the trucking business. The Chairman's Plan provides for the issuance of options to purchase up to a total of 2,500,000 shares of Common Stock, $0.01 par value, of the Company. Stockholder approval is required for adoption of the Chairman's Plan. The stockholders must approve the plan by an affirmative vote of the majority of the votes cast in person or by proxy at the Annual Meeting in May of 1996.

          If approved, the Chairman's Plan will be effective as of October 19, 1995. It grants 2,500,000 options to purchase Common Stock, $0.01 par value, of the Company at $17.625 per share, which was higher than the fair market value of the stock on October 19, 1995. This price is based upon the fair market value of the Company stock on July 20, 1995, the date on which all other option awards were made to Company employees. The plan is administered by the Compensation Committee of the Board of Directors of the Company comprised solely of two or more directors, each of whom is a disinterested director within the meaning of Rule 16b-3, promulgated under the Securities Exchange Act of 1934. The plan will terminate five years after it becomes effective unless terminated prior thereto by action of the Compensation Committee. Following termination, no further grants can be made under the plan, but termination does not affect the rights of Mr. Garrison for a period of one year following termination. Mr. Garrison is the only eligible participant ("Participant") who may receive options under the Chairman's Plan.

          Options granted pursuant to the Chairman's Plan will mature and become exerciseable only after stockholder approval and the earlier of:

               (1) July 20, 2000;
               (2) termination of the employment of the Chairman by the Company
                                                                 --------------
                   for any reason other than gross negligence or conduct constituting a felony;
               (3) death of the Participant; or
               (4) permanent disability of the Participant.

          Under any event, all options shall expire and terminate if not exercised one (1) year from maturity. The options are nonassignable or transferable other than by will or the laws of decent and distribution during the lifetime of the Participant.

          Provisions of the Chairman's Plan allow for an adjustment of the number of options if a recapitalization, reclassification of common shares is effected in connection with a merger or consolidation or sale by the Company of all or any part of its assets, or its shares are exchanged for a different number or class of shares of stock or other securities, or for shares of stock or securities of another corporation.

          The Plan may be amended by the Compensation Committee at any time and in any respect except that stockholders must approve any amendment which would:

               (1) increase or decrease the maximum number of shares of Common
                   Stock available under the Chairman's Plan;
               (2) modify the terms under which the option may be exercised by the Participant under the Plan; or
               (3) materially increase plan benefits to the Participant under the Plan.

          It is intended that the Chairman's Plan will be qualified under Rule 16b-3 of the Exchange Act. A grant of options will not result in taxable income to an optionee or a tax deduction for the Company. The exercise of an option will result in taxable ordinary income to the optionee and a corresponding deduction for the Company, and in each case equal to the difference between the fair market value of the shares on the date the option was granted and the fair market value on the date the option was exercised.


                               NEW PLAN BENEFITS
                     CHAIRMAN'S STOCK OPTION INCENTIVE PLAN

NAME AND POSITION (1)               DOLLAR VALUE (2)       NUMBER OF UNITS
---------------------               ----------------       ---------------

Wayne Garrison                            N/A               2,500,000  (3)
Chairman of the Board

(1) Wayne Garrison is the only executive officer eligible to participate in the Chairman's Plan.

(2) All options under the Chairman's Plan were granted at $17.625. The dollar value benefit is based upon future appreciation in the Company's Common Stock and is not presently determinable. The highest price for the Company's Common Stock for 1995 was $20.125 on March 6, 1995. If this plan had been in effect during 1995 and if Mr. Garrison has been able to exercise these options on March 6, 1995, the option exercise price would have been $44,062,500, which would have resulted in a value of $6,250,000 for the 2,500,000 shares available under this plan. On February 29, 1996, the price of the Company's Common Stock was $18.25.

(3) Represents options granted on October 19, 1995, subject to stockholder approval.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL THREE
                    RATIFICATION OF APPOINTMENT OF AUDITORS



          The Board of Directors has selected KPMG Peat Marwick LLP ("Peat Marwick") as the principal independent public accountants for fiscal year 1996 and recommends that the stockholders vote for ratification of such appointment. Peat Marwick has been the principal accountant for the Company since 1982. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

          Representatives of Peat Marwick will be present at the stockholders' meeting and will have an opportunity to make a statement to the stockholders, if desired, and will be available to respond to appropriate questions from the stockholders.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                              CERTAIN TRANSACTIONS

          The Company had an aircraft agreement with Hunt Air, Inc., a corporation owned by Mr. J. B. Hunt, on a month-to-month basis with an aggregate obligation of $103,900 for fiscal year 1995. The agreement was terminated in May 1995.

                            SECTION 16 REQUIREMENTS

  The Company's executive officers, directors and persons who own more than ten
(10) percent of the Company's Common Stock are required to file under the Securities and Exchange Act of 1934 reports of ownership and changes of ownership with the SEC.

  Based solely on information provided to the Company by individual directors, executive officers and persons who own more than ten (10) percent of the Company's Common Stock, each of the following had one late filing: Fred K. Darragh, Jr., J. B. Hunt, Johnelle Hunt, J. B. Hunt LLC, Bob Ralston and Kirk Thompson.

                                    EXPENSES

  The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid by the Company. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record. Solicitations of proxies may be made personally or by telephone or telegraphic communications, by directors, officers and regular employees, who will not receive any additional compensation in respect of such solicitations.

                           PROPOSALS OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the 1997 Annual
Meeting of Stockholders must be received by the Secretary of the Company no later than December 13, 1996 for inclusion in the 1997 Proxy Statement and Form of Proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14A under the Securities Exchange Act of 1934.

                                    GENERAL

  Proxies duly executed and returned by a stockholder, and not revoked prior to or at the meeting, will be voted in accordance with the instructions thereon.

  The management of the Company does not know of any business to be brought before the meeting other than described in this Proxy Statement, but it is intended that as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the persons acting thereunder.

  STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY ENCLOSED IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

                                          By Order of the Board of Directors


                                                     JOHNELLE HUNT
                                                       Secretary

                     CHAIRMAN'S STOCK OPTION INCENTIVE PLAN

                               I.  NAME; PURPOSE

     1.1 NAME. This instrument shall be known as the Chairman's Stock Option Incentive Plan (the "Plan").

     1.2 PURPOSE. The Plan is designed to give incentive compensation to the chairman of the board of directors of J.B. Hunt Transport Services, Inc. (the "Participant") and thereby benefit a key employee of J.B. Hunt Transport Services, Inc. and any entity in which J.B. Hunt Transport Services, Inc., or any subsidiary owns, directly or indirectly, a majority of the voting stock (collectively these entities shall be the "Company").

     The overall objectives of the Plan are to increase the long-term financial success of the Company, and increase the value of the Company to its stockholders, by attracting and retaining a highly qualified chairman who is instrumental in the continued success of the Company.

     1.3 OVERVIEW OF THE PLAN BENEFITS. The benefits to be provided under this Plan, although more specifically set out herein, are stock options (collectively the "Options") subject to the terms and conditions stated in this Plan.

                           II. CREATION OF COMMITTEE;
                          ADMINISTRATION OF THE PLAN;
                               PARTICIPANTS; ETC.

     2.1 THE COMMITTEE. The Plan shall be administered by a Special Compensation Committee (the "Special Committee") of the Board of Directors of J.B. Hunt Transport Services, Inc. (the "Board"), comprised solely of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     2.2 GRANT AND TERMS OF THE OPTIONS; ADMINISTRATION OF THE PLAN. The Special Committee may grant Plan Benefits to Participants (hereafter defined) on the terms and subject to the conditions stated in this Plan.

     The Special Committee shall, subject to the limitations of this Plan, have full power and discretion to interpret and administer the Plan and to determine the number of shares subject to the grant, the fair market value of the Common Stock when necessary, the restriction and forfeiture provisions relating to the Options, the time and conditions of vesting or exercise, the conditions, if any, under which time of vesting or exercise may be accelerated, the conditions, form, time, manner and terms of payment of any award, and all other terms and conditions of the grant provided that all stock options shall be granted in compliance with and subject to the terms of Section 3 of this Plan. No options
                                                                     ----------
may be exercised prior to approval of this Plan by the shareholders.
--------------------------------------------------------------------

     The interpretation by the Special Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Special Committee, shall be final, binding and conclusive on the Company, its stockholders, the Participant, and upon their respective beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. By accepting the Options the Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company or the Special Committee.

     2.3 PLAN PARTICIPANT. The sole Participant of the Plan shall be the Chairman of the Board of J.B. Hunt Transport Services, Inc.

     2.4 GRANT. The Participant is hereby granted, subject to the provisions of Section 3, the right to purchase 2,500,000 shares of the common stock, $0.01 par value, at $17 5/8 per share.

     2.5 SHARES OF COMMON STOCK. Shares of Common Stock to be issued may be authorized and unissued shares of Common Stock, treasury stock or a combination thereof. It is contemplated that the Company, although under no legal obligation to do so, may from time to time purchase shares of Common Stock for the purpose of paying all or any portion of any award payable in or measured by the values of shares of Common Stock, or for the purpose of replacing shares issued or transferred in payment of all or part of an award. All shares so purchased shall, unless and until transferred in payment of an award, be at all times the property of the Company available for any corporate purposes, and no Participant or employee or beneficiary, individually or as a group, shall have any right, title or interest in any shares of Common Stock so purchased.

     2.6 ADJUSTMENT PROVISIONS. In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effective, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of another corporation are received by the holders of Common Stock or any distribution is made to the holders of Common Stock other than a cash dividend, the maximum number of class of shares that may be issued or transferred under the Plan shall in each case be equitably adjusted. If an equitable adjustment cannot be made or the Board determines that further adjustment is appropriate to accomplish fairly the purposes of the Plan, the Special Committee shall make such equitable adjustment under the Plan as it determines will fairly preserve the Options to the Participant and the Company.

     2.7 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be effective immediately upon its approval by the Board. Awards may be made and shares may be issued pursuant to the Plan on or after its effective date pursuant to, and in accordance with, agreements for the issuance thereof entered into prior to the effective date. The Plan shall terminate five years after it becomes effective unless terminated prior thereto by action of the Special Committee. No further grants shall be made under the Plan after its termination, but termination shall not affect the rights of any Participant for a period of one year following termination.

     2.8 LIMITATION OF PLAN BENEFITS. Plan Benefits granted to any Participant shall be limited to 2,500,000 shares of the common stock, $0.01 par value, of the Company.

                              III.  STOCK OPTIONS

     3.1 STOCK OPTION PLAN. By action of the disinterested members of the Board on October 19, 1995, this Plan was approved and the Plan became effective and a stock option issued to the Chairman, all to be approved by the shareholders.

     3.2  STOCK SUBJECT TO THE PLAN.

     (a) The Options provided for by this Plan have been granted to the Participant (subject to adjustment in accordance with paragraph 2.6 reserved in accordance with Section 2.5 of the Plan). As the Special Committee may determine from time to time, the shares may consist either in whole or in part of shares of authorized but unissued Common Stock, or shares of authorized and issued Common Stock reacquired by the Company. If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option has not been exercised shall no longer be available under this Plan.

     (b) If there shall be any change in the stock subject to any option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustment shall be made by the Special Committee to the aggregate number of shares subject to the Plan and the number of shares and price per share subject to outstanding options in order to preserve, but not to increase, the benefits of the optionee; provided, however, that subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, every option outstanding hereunder shall terminate, unless the surviving corporation shall (subject to any applicable provisions of the Internal Revenue Code) assume (with appropriate changes) the outstanding options or replace them with new options of comparable value (in accordance with Section 425(a) of the Internal Revenue Code). Notwithstanding the preceding provisions, if such surviving corporation does not so assume or replace the outstanding options hereunder, each optionee shall have the right immediately prior to such merger, consolidation, or reorganization to exercise all his outstanding option(s), whether or not the options have matured.

     3.3 ELIGIBILITY. The Participant is the only person eligible to receive Options under the terms of this Plan.

     3.4 ADMINISTRATION OF THE PLAN. The Plan shall be administered as set forth in Section 2 of the Plan.

     3.5(a) PURCHASE PRICE; TERMS; EXERCISE OF OPTIONS.

     (1)    Calculation of Purchase Price. The purchase price of the Common
            -----------------------------
            Stock under each stock option shall be not less than 100% of the fair market value of the Common Stock on the date of grant (the "Purchase Price"). The fair market value of the Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange or the National Market System of the National Association of Securities Dealers Automated Quotations, the highest closing price of the Common Stock on such exchange or system on the day the option is granted or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock, or, (ii) if the principal market for the Common Stock is not one of the markets noted in 3.5(a)(1)(i) and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Common Stock on such day on such System, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked price for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i), (ii) and (iii) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Special Committee by any method consistent with applicable regulations adopted by the Commissioner of Internal Revenue relating to the stock options. The Purchase Price shall be subject to adjustment as provided in paragraph 3.2(b) hereof.

     (2)    Payment of Purchase Price.  The Purchase Price shall become due
            -------------------------
            immediately upon exercise of the option and shall be payable in full in cash or cash equivalents; provided, however, that the Special Committee shall have the authority, exercisable at its discretion, to make the option payable in one of the alternative forms specified below:

                  (i) full payment in shares of Company Common Stock having a fair market value on the Exercise Date (as such term is defined below) equal to the Purchase Price; or

                  (ii) a combination of shares of Company Common Stock valued at fair market value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the Purchase Price.

               For purposes of this paragraph 3.5(a)(2), the Exercise Date shall be the date on which the Company receives written notice of the exercise of the option, together with payment of the Purchase Price in the form authorized by the Special Committee.

        (b) Terms and Conditions of Options.  The Option granted pursuant to
            -------------------------------
            this Option Plan shall be evidenced by a written Stock Option Agreement (the "Agreement") executed by the Company and the person to whom such option is granted (the "Participant"). The Option shall mature and become exercisable only after shareholder approval and the earlier of (1) July 20, 2000; (2) termination of employment of the chairman by the Company for any reason other than gross negligence or conduct constituting a felony; (3) death of participant; or (4) permanent disability of Participant. The Option shall expire and terminate if not exercised one year from maturity or in any event on September 1, 2001. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of descent and distribution. In addition, the Agreement may contain such other terms, provisions and conditions as may be determined by the Special Committee (and not inconsistent with this Option Plan) including, without limitation, provisions relating to the effect upon exercisability of the death or termination of employment of the Participant.

        (c) Method of Exercise.  The option shall be exercisable by a written
            ------------------
            notice delivered by the Participant (or other person exercising the option) to the Special Committee. The notice shall be addressed to the Special Committee c/o Mr. Kirk Thompson, J.B. Hunt Transport, Inc., P.O. Box 130, Lowell, Arkansas 72745. The notice shall:

                  (i) state the election to exercise the option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                  (ii) contain such representations and agreements as to the investment intent of the person exercising the option with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

               (iii) be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Participant, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

               (iv) be accompanied by payment to the Company of the full
            Purchase Price of the shares with respect to which the option is exercised. The Purchase Price shall be paid in cash or cash equivalents, unless the Special Committee notifies the person of a different manner of payment pursuant to Section 3.5(a)(2) of this Plan.

     (3) Conditions to be Satisfied Prior to Issuance of Common Stock. The
         ------------------------------------------------------------
         Company shall not be required to issue or deliver any certificates for shares of common Stock purchased upon the exercise of an option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable or, (ii) prior to receiving an opinion of counsel, satisfactory to the Company, that the sale or issuance of such shares is exempt from these registration or qualification requirements.

     (4) Restrictions on Exercise. As a condition to his exercise of this
         ------------------------
         option, the Company may require the person exercising the option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                   IV.  INDEMNIFICATION OF SPECIAL COMMITTEE

      4.1 In addition to such other rights of indemnification as they may have as directors or as members of the Special Committee, the members of the Special Committee shall be indemnified by the Company against the reasonable expenses including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof provided such settlement is approved by independent legal counsel selected by the Company or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Special Committee member is liable for negligence or misconduct in the performance of his duties.

                                V.  AMENDMENTS

     5.1 AMENDMENTS. The Plan may be amended by the Special Committee at any time and in any respect, except that no amendment may be made without the approval of the stockholders of the Company if such amendment would:

     (a) increase or decrease the maximum number of shares of Common Stock available for issuance upon grant of the Options under the Plan;

     (b) modify the terms under which the Option may be exercised by the Participant under the Plan; or

     (c) materially increase Plan Benefits accruing to Participants under the Plan.

Similarly, subject to obtaining the consent of the Participant where required by contract law, the Special Committee may alter, amend or modify any award or grant made pursuant to this Plan in any respect not in conflict with the provisions of the Plan, if the Special Committee deems such alteration, amendment or modification to be in the best interests of the Participant or the Company by reason of changes or interpretation in tax, securities or other applicable laws.



                                       J.B. HUNT TRANSPORT SERVICES, INC.



                                       By Kirk Thompson, Chief Executive Officer

                                   P R O X Y


                      J.B. HUNT TRANSPORT SERVICES, INC.

              Proxy Solicited on Behalf of Board of Directors for
                  Annual Meeting of Stockholders, May 9, 1996

The undersigned hereby constitute(s) and appoint(s) WAYNE GARRISON and KIRK THOMPSON as Proxies, each with the power to appoint his substitute, and hereby authorizes the Proxies, or either of them, to represent and vote as designated on this proxy card all of the shares of common stock of J.B. HUNT TRANSPORT SERVICES, INC. held of record by the undersigned on March 11, 1996 at the Annual Meeting of Stockholders to be held on May 9, 1996, and any adjournment thereof.

Election of Directors, Nominees:                       COMMENT/CHANGE OF ADDRESS
J.B. Hunt, Johnelle D. Hunt, Bryan Hunt,             ___________________________
Kirk Thompson, John A. Cooper, Jr.,
Fred K. Darragh, Jr., Wayne Garrison,                ___________________________
Gene George, Thomas L. Hardeman,
Lloyd E. Peterson                                    ___________________________

                                                     ___________________________
                                                     (If you have written in the
                                                     above space, please mark
                                                     the corresponding box on
                                                     the reverse side of this
                                                     card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

X    Please mark your                                                |
     votes as in this                                                |
     example.                                                        |
                                                                     ______


     This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

       The Board of Directors recommends a vote FOR proposals 1,2 and 3

                                             FOR                        WITHHELD
1. Election of
   Directors

For, except vote withheld from the following nominees(s):

_________________________________________________________


                                             FOR         AGAINST         ABSTAIN
2. To approve the
   Chairman's Stock Option
   Incentive Plan.

3. To ratify the appointment of KPMG
   Peat Marwick as the principal
   independent public accountants for
   fiscal year 1996.

4. To consider and act upon such
   other business as may properly
   come before the meeting or any
   adjournments thereof.

                                                            Change of
                                                            Address/Comments
                                                            on Reverse Side


Signature(s)_____________________________________________Date___________________
NOTE Please mark, sign, date and promptly return this proxy card in the enclosed envelope. Please sign EXACTLY as your name(s) appear(s) above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         The signer hereby revokes all proxies
                                         heretofore given by the signer to vote
                                         in said meeting or any adjournments
                                         thereof.